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                                                                   EXHIBIT 10.22

                                FIRST AMENDMENT

                                       TO

                 SEVERANCE AND CORRESPONDENT CLEARING AGREEMENT

     This First Amendment to Severance and Correspondent Clearing Agreement (the "Amendment") is made by and among Brooks G. Ragen ("Mr. Ragen"), Ragen MacKenzie Incorporated (the "Company"), Ragen MacKenzie Group Incorporated ("Group") and Brooks G. Ragen & Associates, Inc. ("NewCo") on and as of June 19, 1998.

                                    RECITAL

     The parties hereto are parties to a Severance and Correspondent Clearing Agreement (the "Agreement") signed April 17, 1998, to which this is the First Amendment. The execution of that Agreement, as revised herein, is done in conjunction with the initial public offering of Group.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants contained herein and in the Agreement, the parties agree that Section
2.4 to the Agreement shall read as follows:

     2.4  EMPLOYMENT OF 24-MONTH SENIOR PRODUCERS

          Certain senior employees of the Company have executed employment and noncompetition agreements (the "Producer Agreements"). These individual signators are set forth at Exhibit A to this Agreement. During the Term, neither Mr. Ragen nor the Company may solicit, nor, before January 1, 2001, accept as employees or consultants, any of the Producers as employees or consultants without the prior written consent of the Company; provided, however, that on or after January 1, 2001, Mr. Ragen and NewCo may accept any of the Producers as employees.
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     IN WITNESS WHEREOF, the parties have executed and entered into this
Agreement on the date set forth above, NewCo/Brooks G. Ragen & Associates, Inc. shall be added as a subsequent signatory in accordance with the terms of this Agreement.

                              RAGEN MACKENZIE INCORPORATED


                              By:  /s/ V. Lawrence Bensussen
                                   -----------------------------
                                   Its:  Chief Financial Officer
                                         -----------------------

                              RAGEN MACKENZIE GROUP,
                              INCORPORATED


                              By:  /s/ V. Lawrence Bensussen
                                   -----------------------------
                                   Its:  Chief Financial Officer & Secretary
                                         -----------------------------------


                              BROOKS G. RAGEN


                              By:  /s/ Brooks G. Ragen
                                   -----------------------------

                              BROOKS G. RAGEN & ASSOCIATES,
                              INC.


                              By:
                                   -----------------------------
                                   Its:
                                       -------------------------

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